ANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                     Income
                                Securities Trust

                                DECEMBER 31, 1998


                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                               WILLIAM J. COSGROVE
                                DOUGLAS M. COSTLE
                                LELAND O. ERDAHL
                               RICHARD A. FARRELL
                                 GAIL D. FOSLER
                                WILLIAM F. GLAVIN
                                 ANNE C. HODSDON
                                DR. JOHN A. MOORE
                              PATTI MCGILL PETERSON
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                          TRANSFER AGENT AND REGISTRAR
                        STATE STREET BANK & TRUST COMPANY
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                   LISTED NEW YORK STOCK EXCHANGE SYMBOL: JHS
                           FOR SHAREHOLDER ASSISTANCE
                                REFER TO PAGE 26

                   ------------------------------------------


===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

Nineteen ninety-eight was a year that gave even veteran financial market investors pause -- and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds -- considered a safer alternative to stocks -- went on a roller coaster ride.

--------------------------------------------------------------------------------
[A 1" x 1 1/2" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   One lesson came through loud and clear this year: sticking out the tough times paid off. After reaching new highs in mid-July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. This year, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The result for the year: an average 14.52% return, as calculated by Lipper Analytical Services, Inc.

   Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during this summer of discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

   As we begin 1999, volatility remains on many investors' minds. But at this time of year, many investors' thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments -- in an effort to maximize investment returns.

   We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                             Income Securities Trust

         Markets gyrated wildly, but Fund still posts respectable gains

Over the course of 1998, stock and bond markets worldwide experienced firsthand the power of the people. The Fund's fiscal year began last January on the heels of Asia's currency debacle, which served to put investors on edge for the remainder of the period and in the driver's seat when it came to global market performance. With each new wave of political unrest and financial upheaval, investors sent stock and bond prices reeling. This proved to be most frustrating for many money managers, as the underlying fundamentals of the U.S. economy and corporate America were strong.

   Some of the year's more notable catalysts of investor concern included the rioting in Indonesia, Japan's ongoing banking crisis, Brazil's deepening fiscal woes and the once-unthinkable default of a nation--Russia--on its sovereign debt. The widely publicized bailout of several large, highly leveraged hedge funds served to further heighten the panic. By the final quarter of 1998, however, relative stability seemed to have returned to the markets. Investors responded favorably to the Federal Reserve Board's three successive interest-rate cuts, reassured once again that the Fed was committed to maintaining liquidity in the global marketplace.

   Throughout the turbulent year, we held steady in our pursuit of high monthly income in a prudent manner, balancing defensive strategies with timely maneuvers among fixed-income sectors. Our efforts proved fruitful. For the 12 months ended December 31, 1998, John Hancock Income Securities Trust produced a total return of 7.94% at net asset value. This compared with the 7.47% return of the average

"...we held steady in our pursuit of high monthly income..."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Income Securities Trust. Caption below reads "Fund management team members (l-r): "Ben Matthews, Lee Crockett, Jim Ho, Tony Goodchild and Beverly Cleathero."]
--------------------------------------------------------------------------------

================================================================================

                  John Hancock Funds - Income Securities Trust

"...we became more defensive..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Government & Agencies 33%, the second is Banks & Financials 21%, the third Utilities 13%, the fourth Media 6% and the fifth Transportation 4%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

open-end corporate debt A-rated fund, according to Lipper Analytical Services, Inc.

U.S. Treasury market was king

One major beneficiary of the year's volatility was the U.S. Treasury market. Long regarded by investors worldwide as the safest investment haven, government-guaranteed U.S. Treasury securities experienced an impressive rally as investors became increasingly risk-averse. The yield on the bellwether 30-year bond ended the period at 5.09% -- the lowest it has been in roughly three decades. High-quality corporate bonds, high-yield debt and emerging-market issues experienced severe routs during the summer months as investors stampeded out of these markets on fears of a global recession and slowing U.S. economy. Emerging-market bonds suffered the brunt of the volatility, while high-yield and investment-grade corporate bond prices retreated to levels last experienced in the 1989-90 recession. The supply of new corporate issues ground to a halt and demand for existing bonds vanished, creating an illiquid environment. Other sectors that also came under pressure included mortgage-backed and asset-backed securities.

Strategies that worked

The Fund entered fiscal 1998 with a duration stance that was relatively neutral compared to its benchmark, the Lehman Brothers Government/Corporate Bond Index. We kept it that way throughout the period. Duration is a measure of a fund's sensitivity to interest rate fluctuations. The longer the duration, the more dramatic the price swings when interest rates change. We achieved this by "bulleting," or clustering, the Fund's assets in intermediate-term government securities in the middle part of the yield curve. This type of structure historically works well when the difference between short- and long-term Treasury securities widens, an occurrence known as a steepening yield curve. Throughout the first half of the year, however, this approach may have seemed a bit premature as the yield curve continued to flatten. But we held steady, confident that our positioning would be rewarded, and, indeed, it was. As the summer progressed, concerns arose about corporate profitability and the extent of the economic fallout from international turmoil. The market then began to anticipate intervention by the Fed via interest-rate cuts and the yield curve steepened a bit.

   Shortly into the fiscal period, we became more defensive in managing the Fund. We upgraded our credit exposure within the corporate sector and stayed away from cyclical issues such as paper, steel, oil, gas and capital goods. We also steered clear of most emerging-market debt.

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Niagara Mohawk Power Corp. followed by an up arrow with the phrase "Restructuring story; credit upgrade potential." The second listing is Tenet Healthcare followed by an up arrow with the phrase "Solid fundamentals." The third listing is CE Casecnan Water & Energy followed by a down arrow with the phrase "Hurt by emerging-market rout." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                  John Hancock Funds - Income Securities Trust

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 7.94% Total return for John Hancock Income Securities Trust. The second bar represents the 7.47% total return for Average open-end corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock Income Securities Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc. "]
--------------------------------------------------------------------------------

   Early in the summer months, we cut back the Fund's exposure to high-yield and investment-grade corporate bonds, redeploying assets into Treasury securities. The Fund's timely increase in these issues helped the portfolio weather one of the most difficult periods for fixed-income securities in a long time, a time when valuations in the corporate arena became historically attractive. By mid-fall, markets calmed down and liquidity had begun to return, so bonds began to recover some lost ground. Higher-quality companies were able to bring new issues to the market at extraordinarily cheap prices. We started to trim back the Fund's Treasury exposure and take advantage of the opportunity to add several high-grade names to the Fund, including Associates Corp. of North America, IBM, Merrill Lynch Mortgage Investors and Seagram & Sons. We continued to do so, quite aggressively, through December.

   Throughout the period, we favored industries that either exhibit strong growth characteristics for any environment, such as telecommunications and media, or those that enjoy steady demand through all market cycles, such as utility and health care. Several holdings that are positioned to perform well include Tenet Healthcare, Niagara Mohawk Power Corp., Time Warner and News America Holdings.

   As the year progressed, we also chose to increase the Fund's mortgage-backed and asset-backed allocations. This, however, proved to hinder, rather than help, the portfolio's performance as these securities experienced downward pressure along with corporate issues in the summer and fall. The portfolio continues to hold these securities going into fiscal 1999 because their yield levels are attractive and we believe they remain worthwhile to own.

What we see ahead

As we enter fiscal 1999, we are cautiously optimistic about the prospects for corporate issues. All of the fundamental factors that tend to contribute to solid performance are still in place: inflation is dormant, interest rates are low, the economy is healthy and corporate profitability is still solid. We are, however, on our guard about the international situation, monitoring events closely to determine if there are any signs pointing toward further worldwide economic slowing. We are selectively looking at opportunities to shorten the Fund's duration slightly, aware of the possibility that further volatility may exist. We are confident the Fund is well positioned for any surprises that may lie ahead.

"We are, however, on our guard about the international situation..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1998. You'll also find the net asset value as of that date.

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Publicly traded bonds (cost - $163,417,427) ..............      $169,885,053
   Preferred stocks and warrants (cost - $1,296,704) ........         1,279,292
   Joint repurchase agreement (cost - $835,000) .............           835,000
   Corporate savings account ................................               375
                                                                  -------------
                                                                    171,999,720
  Receivable for investments sold ...........................         3,176,242
  Interest receivable .......................................         2,981,520
  Dividends receivable ......................................            15,001
  Receivable for futures variation margin - Note A ..........               250
  Other assets ..............................................            10,308
                                                                  -------------
                    Total Assets ............................       178,183,041
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .........................         1,026,889
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ..................................           281,655
  Accounts payable and accrued expenses .....................            94,635
                                                                  -------------
                    Total Liabilities .......................         1,403,179
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       170,953,039
  Accumulated net realized loss on investments
   and financial futures contracts ..........................          (661,369)
  Net unrealized appreciation of investments
   and financial futures contracts ..........................         6,451,113
  Undistributed net investment income .......................            37,079
                                                                  -------------
                    Net Assets ..............................      $176,779,862
                    ===========================================================
Net Asset Value Per Share:
  (Based on 10,626,882 shares of beneficial
   interest outstanding - 30 million shares
   authorized with no par value) ............................            $16.64
   ============================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Interest ..................................................       $13,288,172
  Dividends .................................................           135,250
                                                                   ------------
                                                                     13,423,422
                                                                   ------------
  Expenses:
   Investment management fee - Note B .......................         1,074,366
   Transfer agent fee - Note B ..............................           125,690
   Custodian fee ............................................            77,147
   Printing .................................................            49,276
   Auditing fee .............................................            34,346
   Financial services fee - Note B ..........................            28,303
   New York Stock Exchange fee ..............................            24,624
   Trustees' fees ...........................................            10,816
   Miscellaneous ............................................             7,999
   Legal fees ...............................................             1,845
                                                                   ------------
                    Total Expenses ..........................         1,434,412
                    -----------------------------------------------------------
                    Net Investment Income ...................        11,989,010
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
  Net realized loss on investments sold .....................          (119,257)
  Net realized loss on financial futures contracts ..........           (19,689)
  Change in net unrealized appreciation/depreciation
   of investments ...........................................         1,144,006
  Change in net unrealized appreciation/depreciation
   of financial futures contracts ...........................             2,987
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments
                    and Financial Futures Contracts .........         1,008,047
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............       $12,997,057
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                              ------------------------------
                                                                                                   1997             1998
                                                                                              -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ..................................................................     $12,581,334      $11,989,010
   Net realized loss on investments sold and financial futures contracts ..................        (268,468)        (138,946)
   Change in net unrealized appreciation/depreciation of investments and
     financial futures contracts ..........................................................       4,039,245        1,146,993
                                                                                              -------------    -------------
     Net Increase in Net Assets Resulting from Operations .................................      16,352,111       12,997,057
                                                                                              -------------    -------------
Distributions to Shareholders:
   Dividends from net investment income ($1.2025 and $1.1350 per share, respectively) .....     (12,592,069)     (11,996,781)
                                                                                              -------------    -------------
From Fund Share Transactions - Net : *
   (Market value of shares issued in reinvestment of distributions) .......................       1,219,573        1,839,203
                                                                                              -------------    -------------
Net Assets:
   Beginning of period ....................................................................     168,960,768      173,940,383
                                                                                              -------------    -------------
   End of period (including undistributed net investment income of $42,384 and $37,079,
     respectively) ........................................................................    $173,940,383     $176,779,862
                                                                                              =============    =============
* Analysis of Fund Share Transactions:
   Shares outstanding, beginning of period ................................................      10,431,824       10,511,835
   Shares issued to shareholders in reinvestment of distributions .........................          80,011          115,047
                                                                                              -------------    -------------
   Shares outstanding, end of period ......................................................      10,511,835       10,626,882
                                                                                              =============    =============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment of distributions in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                                                                  1994        1995        1996        1997        1998
                                                                --------    --------    --------    --------    --------
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......................    $16.97      $15.10      $16.74      $16.20      $16.55
                                                                --------    --------    --------    --------    --------
   Net Investment Income .....................................      1.28        1.26        1.22        1.20        1.14
   Net Realized and Unrealized Gain (Loss) on Investments
     and Financial Futures Contracts .........................     (1.79)       1.64       (0.54)       0.35        0.09
                                                                --------    --------    --------    --------    --------
       Total from Investment Operations ......................     (0.51)       2.90        0.68        1.55        1.23
                                                                --------    --------    --------    --------    --------
   Less Distributions:
   Dividends from Net Investment Income ......................     (1.28)      (1.26)      (1.22)      (1.20)      (1.14)
   Distributions from Net Realized Gain on Investments Sold
     and Financial Futures Contracts .........................     (0.08)         --          --          --          --
                                                                --------    --------    --------    --------    --------
       Total Distributions ...................................     (1.36)      (1.26)      (1.22)      (1.20)      (1.14)
                                                                --------    --------    --------    --------    --------
   Net Asset Value, End of Period ............................    $15.10      $16.74      $16.20      $16.55      $16.64
                                                                ========    ========    ========    ========    ========
   Per Share Market Value, End of Period .....................   $13.750     $15.750     $14.875     $16.750     $15.875
   Total Investment Return at Market Value (1) ...............     (8.70%)     24.11%       2.34%      21.57%       1.75%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..................  $154,116    $172,732    $168,961    $173,940    $176,780
   Ratio of Expenses to Average Net Assets ...................      0.87%       0.84%       0.84%       0.84%       0.81%
   Ratio of Net Investment Income to Average Net Assets ......      8.03%       7.77%       7.50%       7.34%       6.79%
   Portfolio Turnover Rate ...................................        82%        105%        117%        143%        240%

(1) Assumes dividend reinvestment.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by Income Securities Trust on December 31, 1998. It's divided into three main categories: publicly traded bonds, preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                PAR VALUE
                                                                         INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                        RATE       RATING*    OMITTED)      VALUE
-------------------                                                        ----       -------    --------      -----
PUBLICLY TRADED BONDS
Aerospace (0.39%)
  Jet Equipment Trust,
   Equipment Trust Cert Ser 95B2  08-15-14 (R) .......................    10.910%       BBB-      $550        $686,565
                                                                                                          ------------
Automobile/Trucks (0.69%)
  Chrysler Financial Co. LLC,
   Medium Term Note Ser S  11-15-01 ..................................     5.690        A+         515         517,421
  ERAC USA Finance Co.,
   Note  02-15-05 (R) ................................................     6.625        BBB        720         702,000
                                                                                                          ------------
                                                                                                             1,219,421
                                                                                                          ------------
Banks (7.20%)
  Abbey National First Capital, B.V.,
   Sub Note (United Kingdom) 10-15-04 (Y) ............................     8.200        AA-      1,000       1,121,900
  African Development Bank,
   Sub Note (Supranational) 12-15-03 (Y) .............................     9.750        AA-      1,000       1,185,720
  Banc One Corp.,
   Sub Deb  10-15-26 .................................................     7.625        A          510         583,833
  Bank of New York,
   Cap Security  12-01-26 (R) ........................................     7.780        A-         595         648,247
  Barclays North American Capital Corp.,
   Gtd Cap Note 05-15-21 .............................................     9.750        AA-        900       1,014,957
  National Westminster Bank PLC - New York Branch,
   Sub Note 05-01-01 .................................................     9.450        AA-      1,250       1,360,812
  NationsBank Corp.,
   Sub Note  02-15-08 ................................................     6.375        A          480         498,365
  NB Capital Trust IV,
   Gtd Cap Security  04-15-27 ........................................     8.250        A-         335         373,662
  Scotland International Finance No. 2 B.V.,
   Gtd Sub Note (United Kingdom) 01-27-04 (R) (Y) ....................     8.800        A        2,000       2,275,320
   Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y) ....................     8.850        A+         750         887,400
  Security Pacific Corp.,
   Medium Term Sub Note  04-26-01 ....................................    10.500        Aa3      1,500       1,666,800
   Sub Note  11-15-00 ................................................    11.500        A        1,000       1,106,720
                                                                                                          ------------
                                                                                                            12,723,736
                                                                                                          ------------
Beverages (0.29%)
  Seagram (Joseph E.) & Sons, Inc.,
   Sr Deb 12-15-28 ...................................................     7.600        BBB-       515         520,150
                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                                PAR VALUE
                                                                         INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                        RATE       RATING*    OMITTED)      VALUE
-------------------                                                        ----       -------    --------      -----
Chemicals (0.48%)
  Akzo Nobel, Inc.,
   Note  11-15-03 (R) ................................................     6.000%       A         $325        $326,593
  Monsanto Co.,
   Deb  12-01-28 (R) .................................................     6.600        A          515         516,288
                                                                                                          ------------
                                                                                                               842,881
                                                                                                          ------------
Computers (0.83%)
  International Business Machines Corp.,
   Deb  01-15-28 .....................................................     6.500        A+         690         724,217
  PSINet, Inc.,
   Sr Note  11-01-08 (R) .............................................    11.500        B-         355         370,088
  Verio, Inc.,
   Sr Note  12-01-08 (R) .............................................    11.250        B-         370         373,700
                                                                                                          ------------
                                                                                                             1,468,005
                                                                                                          ------------
Cosmetics & Personal Care (0.68%)
  Johnson & Johnson,
   Deb  11-15-23 .....................................................     6.730        AAA        750         828,262
  Revlon Consumer Products Corp.,
   Sr Note  11-01-06 (R) .............................................     9.000        B          385         381,150
                                                                                                          ------------
                                                                                                             1,209,412
                                                                                                          ------------
Electronics (0.30%)
  Motorola, Inc.,
   Deb  11-15-28 .....................................................     6.500        AA-        520         525,720
                                                                                                          ------------
Energy (0.89%)
  CalEnergy Co., Inc.,
   Sr Bond  09-15-28 .................................................     8.480        BB+        800         889,520
   Sr Note  09-15-06 .................................................     9.500        BB+        450         500,688
  P & L Coal Holdings Corp.,
   Sr Sub Note Ser B 05-15-08 ........................................     9.625        B          182         185,185
                                                                                                          ------------
                                                                                                             1,575,393
                                                                                                          ------------
Fertilizers (0.36%)
  IMC Global, Inc.,
   Deb  11-01-02 .....................................................     7.400        BBB        635         642,938
                                                                                                          ------------
Finance (3.91%)
  Associates Corp. of North America,
   Sr Note  11-01-08 .................................................     6.250        AA-        205         212,895
  CIT Group Holdings, Inc.,
   Deb  03-15-01 .....................................................     9.250        A        1,000       1,078,100
   Note  10-15-01 ....................................................     5.500        A+         630         631,707
  Constitution Capital Trust I,
   Gtd Cap Security  04-15-27 (R) ....................................     9.150        BBB        420         543,669
  DR Investments,
   Sr Note (United Kingdom) 05-15-07 (R) (Y) .........................     7.450        A          450         490,820

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                                PAR VALUE
                                                                         INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                        RATE       RATING*    OMITTED)      VALUE
-------------------                                                        ----       -------    --------      -----
Finance (continued)
  Finova Capital Corp.,
   Note  11-01-02 ....................................................     6.250%       A-        $470        $475,875
  Ford Motor Credit Co.,
   Note  04-28-03 ....................................................     6.125        A          630         643,413
  General Motors Acceptance Corp.,
   Note  12-01-01 ....................................................     6.375        A          630         645,372
  Household Finance Corp.,
   Note  11-01-02 ....................................................     5.875        A          785         786,884
  Marlin Water Trust & Marlin Water Capital Corp.,
   Sr Sec Note  12-15-01 (R) .........................................     7.090        BBB        625         626,875
  Merrill Lynch Mortgage Investors, Inc.,
   Sub Bond Ser 1992-B Class B  04-15-12 .............................     8.500        Aaa        305         309,457
  Yanacocha Receivables Master Trust,
   Pass Thru Cert Ser 1997-A (Peru) 06-15-04 (R) (Y) .................     8.400        BBB-       472         468,341
                                                                                                          ------------
                                                                                                             6,913,408
                                                                                                          ------------
Food (0.10%)
  Agrilink Foods, Inc.,
   Sr Sub Note  11-01-08 (R) .........................................    11.875        B          180         183,600
                                                                                                          ------------
Government - Foreign (1.24%)
  Nova Scotia, Province of,
   Deb (Canada) 04-01-22 (Y) .........................................     8.750        A-         750         983,077
  Ontario, Province of,
   Bond (Canada) 06-04-02 (Y) ........................................     7.750        AA-        500         539,005
  Saskatchewan, Province of,
   Bond (Canada) 12-15-20 (Y) ........................................     9.375        A          480         662,472
                                                                                                          ------------
                                                                                                             2,184,554
                                                                                                          ------------
Government - U.S. (20.90%)
  United States Treasury,
   Bond  08-15-05 ....................................................    10.750        Aaa        885       1,180,369
   Bond  08-15-17 ....................................................     8.875        Aaa      4,710       6,634,459
   Bond  05-15-18 ....................................................     9.125        Aaa      2,250       3,254,760
   Bond  02-15-23 ....................................................     7.125        Aaa     11,070      13,642,004
   Note  05-15-01 ....................................................     8.000        Aaa        863         926,784
   Note  05-15-02 ....................................................     7.500        Aaa      1,493       1,621,069
   Note  08-15-03 ....................................................     5.750        Aaa      1,360       1,420,139
   Note  02-15-05 ....................................................     7.500        Aaa      2,850       3,263,250
   Note  07-15-06 ....................................................     7.000        Aaa      4,394       5,002,964
                                                                                                          ------------
                                                                                                            36,945,798
                                                                                                          ------------
Government - U.S. Agencies (12.45%)
  Federal Home Loan Mortgage Corp.,
   20 Yr Pass Thru Ctf  01-01-16 .....................................    11.250        AAA        320         354,148
  Federal National Mortgage Assn.,
   15 Yr SF Pass Thru Ctf  01-25-05 ..................................     8.000        AAA      1,000       1,018,120
   15 Yr SF Pass Thru Ctf  02-01-08 ..................................     7.500        AAA        214         220,074
   15 Yr SF Pass Thru Ctf  09-01-10 ..................................     7.000        AAA        706         721,364

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                                PAR VALUE
                                                                         INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                        RATE       RATING*    OMITTED)      VALUE
-------------------                                                        ----       -------    --------      -----
Government - U.S. Agencies (continued)
  Federal National Mortgage Assn. (continued),
   30 Yr SF Pass Thru Ctf  09-01-12 ..................................     7.000%       AAA       $171        $174,580
   15 Yr SF Pass Thru Ctf  12-01-12 ..................................     6.500        AAA      1,270       1,288,018
   30 Yr Pass Thru Ctf  03-01-27 .....................................     6.500        AAA      1,770       1,792,071
   30 Yr Pass Thru Ctf  11-01-28 .....................................     6.500        AAA        300         301,728
   30 Yr SF Pass Thru Ctf  10-01-23 ..................................     7.000        AAA        598         610,413
   Pass Thru Ctf Ser 1997-M8 Class A-1  01-25-22 .....................     6.940        AAA        368         389,332
  Financing Corp.,
   Bond  02-08-18 ....................................................     9.400        AAA      2,000       2,845,320
  Government National Mortgage Assn.,
   30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25 .......................     9.500        AAA        696         746,413
   30 Yr SF Pass Thru Ctf 11-15-20 ...................................    10.000        AAA        211         228,761
   30 Yr SF Pass Thru Ctf 04-15-21 ...................................     9.000        AAA        315         338,261
   30 Yr SF Pass Thru Ctf 02-15-24 to 08-15-26 .......................     7.500        AAA      2,731       2,815,558
   30 Yr SF Pass Thru Ctf 01-15-26 to 11-15-28 .......................     7.000        AAA      3,978       4,069,891
   30 Yr SF Pass Thru Ctf 08-15-26 ...................................     8.000        AAA        382         396,715
   30 Yr SF Pass Thru Ctf 07-15-28 to 12-15-28 .......................     6.500        AAA      2,578       2,603,371
  Tennessee Valley Authority,
   Power Bonds 1989 Ser G  11-15-29 ..................................     8.625        AAA      1,000       1,087,570
                                                                                                          ------------
                                                                                                            22,001,708
                                                                                                          ------------
Household (0.24%)
  WestPoint Stevens, Inc.,
   Sr Note  06-15-05 .................................................     7.875        BB         425         431,375
                                                                                                          ------------
Insurance (4.66%)
  Conseco, Inc.,
   Note  06-15-05 ....................................................     6.800        BBB        500         467,200
  Equitable Life Assurance Society of the United States,
   Surplus Note  12-01-05 (R) ........................................     6.950        A          550         583,061
  Fairfax Financial Holdings Ltd.,
   Note (Canada) 04-15-26 (Y) ........................................     8.300        BBB+       695         726,435
  Liberty Mutual Insurance Co.,
   Surplus Note  05-04-07 (R) ........................................     8.200        A+       1,100       1,260,578
   Surplus Note  10-15-26 (R) ........................................     7.875        A+         435         478,852
  Massachusetts Mutual Life Insurance Co.,
   Surplus Note  11-15-23 (R) ........................................     7.625        AA       1,145       1,296,712
  NAC Re Corp.,
   Note  06-15-99 ....................................................     8.000        A-         370         373,826
  New York Life Insurance Co.,
   Surplus Note  12-15-23 (R) ........................................     7.500        AA-      1,500       1,593,315
  Sun Canada Financial Co.,
   Gtd Sub Note  12-15-07 (R) ........................................     6.625        AA         725         755,812
  URC Holdings Corp.,
   Sr Note  06-30-06 (R) .............................................     7.875        A-         640         695,693
                                                                                                          ------------
                                                                                                             8,231,484
                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                                PAR VALUE
                                                                         INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                        RATE       RATING*    OMITTED)      VALUE
-------------------                                                        ----       -------    --------      -----
Leisure (2.14%)
  Circus Circus Enterprises, Inc.,
   Deb  11-15-36 .....................................................     7.000%       BBB-      $230        $210,107
   Sr Sub Note  12-01-05 .............................................     9.250        BB+        140         142,800
  Harrah's Operating Co., Inc.,
   Sr Sub Note  12-15-05 .............................................     7.875        BB+        255         256,275
  HMH Properties, Inc.,
   Sr Note Ser A  08-01-05 ...........................................     7.875        BB         515         503,413
   Sr Note Ser C  12-01-08 ...........................................     8.450        BB         335         335,000
  Mohegan Tribal Gaming Authority,
   Sr Sec Note Ser B  11-15-02 .......................................    13.500        BB+        150         180,750
  SFX Entertainment, Inc.,
   Sr Sub Notes  12-01-08 (R) ........................................     9.125        B-         510         507,450
  Showboat Marina Casino Partnership/Finance Corp.,
   1st Mtg Note Ser B  03-15-03 ......................................    13.500        BB-        500         565,000
  Sun International Hotels Ltd.,
   Gtd Sr Sub Note (Bahamas)  03-15-07 ...............................     9.000        B+         230         239,200
   Gtd Sr Sub Note (Bahamas)  12-15-07 (Y) ...........................     8.625        B+         260         266,500
  Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
   Sr Note  06-15-05 .................................................    15.500        B-         550         572,000
                                                                                                          ------------
                                                                                                             3,778,495
                                                                                                          ------------
Manufacturing (0.13%)
  Globe Manufacturing Corp.,
   Sr Sub Note  08-01-08 (R) .........................................    10.000        B-         253         228,965
                                                                                                          ------------
Media (5.97%)
  Adelphia Communications Corp.,
   Sr Note Ser B  10-01-02 ...........................................     9.250        B+         550         580,250
   Sr Note Ser B  07-15-03 ...........................................     8.125        B          265         270,963
  Century Communications Corp.,
   Sr Note  08-15-00 .................................................     9.500        BB-        280         293,300
  Continental Cablevision, Inc.,
   Sr Note  05-15-06 .................................................     8.300        BBB        435         482,680
   Sr Sub Deb  06-01-07 ..............................................    11.000        BBB-     1,210       1,299,661
  CSC Holdings, Inc.,
   Sr Note  07-15-08 .................................................     7.250        BB+        495         501,782
  Garden State Newspapers, Inc.,
   Sr Sub Note Ser B  10-01-09 .......................................     8.750        B+         276         276,000
  Le Groupe Videotron Ltee,
   Sr Note (Canada) 02-15-05 (Y) .....................................    10.625        BBB-       850         920,346
  News America Holdings, Inc.,
   Gtd Sr Deb  08-10-18 ..............................................     8.250        BBB-       552         625,416
  Rogers Cablesystems Ltd.,
   Sr Note Ser B (Canada) 03-15-05 (Y) ...............................    10.000        BB+        800         896,000
   Sr Sec Second Priority Note (Canada) 08-01-02 (Y) .................     9.625        BB+        300         322,500
  SFX Broadcasting, Inc.,
   Sr Sub Note Ser B  05-15-06 .......................................    10.750        B-         330         366,300

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                                PAR VALUE
                                                                         INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                        RATE       RATING*    OMITTED)      VALUE
-------------------                                                        ----       -------    --------      -----
Media (continued)
  Sprint Capital Corp.,
   Note  11-15-28 ....................................................     6.875%       A-        $510        $527,799
  Time Warner, Inc.,
   Deb  01-15-13 .....................................................     9.125        BBB        539         682,352
   Note  06-15-05 ....................................................     7.750        BBB        335         370,523
  TKR Cable I, Inc.,
   Sr Deb  10-30-07 ..................................................    10.500        BBB-     1,955       2,131,243
                                                                                                          ------------
                                                                                                            10,547,115
                                                                                                          ------------
Medical (1.68%)
  Dynacare, Inc.,
   Sr Note (Canada) 01-15-06 (Y) .....................................    10.750        B+         275         273,625
  Fresenius Medical Care Capital Trust II,
   Gtd Trust Preferred Security  02-01-08 ............................     7.875        B+         405         400,950
  Genesis Health Ventures, Inc.,
   Sr Sub Note  01-15-09 (R) .........................................     9.875        B-         230         221,950
  Integrated Health Services, Inc.,
   Sr Sub Deb  01-01-01 ..............................................     5.750        B-         405         356,400
   Sr Sub Note  01-15-08 .............................................     9.250        B-         215         202,100
  Quest Diagnostics, Inc.,
   Sr Sub Note  12-15-06 .............................................    10.750        B+         355         394,050
  Sola International, Inc.,
   Note  03-15-08 ....................................................     6.875        BBB-       425         402,148
  Tenet Healthcare Corp.,
   Sr Note  12-01-03 .................................................     8.625        BB+        330         345,675
   Sr Sub Note  01-15-07 .............................................     8.625        BB-        170         177,650
  Watson Pharmaceuticals, Inc.,
   Sr Note  05-15-08 .................................................     7.125        BBB-       190         189,763
                                                                                                          ------------
                                                                                                             2,964,311
                                                                                                          ------------
Metal (0.16%)
  Golden Northwest Aluminum, Inc.,
   1st Mtg Note  12-15-06 (R) ........................................    12.000        BB-        280         283,500
                                                                                                          ------------
Mortgage Banking (4.15%)
  Citibank Credit Card Master Trust I,
   Pass Thru Ctf Ser 1997-7 Class A  08-15-02 ........................     6.350        AAA      1,010       1,028,311
  ContiMortgage Home Equity Loan Trust,
   Pass Thru Ctf Ser 1995-2 Class A-5  08-15-25 ......................     8.100        AAA        425         445,852
  Countywide Home Loans, Inc.,
   Mortgage Pass Thru Ctf Ser 1997-7 Cl A8  12-25-27 .................     7.250        Aaa        910         927,306
  Credit Suisse First Boston Mortgage Securities Corp.,
   Commercial Mtg Pass Thru Ctf Ser 1998-C1 Class A 1A  12-17-07 .....     6.260        AAA        653         665,817
  Deutsche Mortgage & Asset Receiving Corp.,
   Commercial Mtg Pass Thru Ctf Ser 1998-C1 Class C  03-15-08 ........     6.861        A2         415         410,720
  FirstPlus Home Loan Trust,
   Pass Thru Ctf Ser 1998-4 Class A-5  01-01-01 ......................     6.380        AAA        730         719,963

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                                PAR VALUE
                                                                         INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                        RATE       RATING*    OMITTED)      VALUE
-------------------                                                        ----       -------    --------      -----
Mortgage Banking (continued)
  GMAC Commercial Mortgage Securities, Inc.,
   Pass Thru Ctf Ser 1997-C2 Class A-3  11-15-07 .....................     6.566%       Aaa       $705        $730,556
  IMC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1996-1 Class A-5  12-25-13 ......................     6.290        AAA        720         719,888
  Nomura Asset Securities Corp.,
   Pass Thru Ctf Ser 1998-D6 Class A-1A  03-17-28 ....................     6.280        AAA        489         491,476
  Salomon Brothers Mortgage Securities VII, Inc.,
   Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2  07-25-24 ...............     6.750        Aaa        454         458,812
  UCFC Home Equity Loan Trust,
   Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25 .......................     7.180        AAA        710         739,509
                                                                                                          ------------
                                                                                                             7,338,210
                                                                                                          ------------
Municipals (0.93%)
  Atlanta, City of,
   GO Ref Ser 1998  12-01-20 .........................................     5.000        AAA        290         287,700
  Harris County-Houston Sports Authority,
   Sr Lien Special Rev Ser 1998A  11-15-28 ...........................     5.000        AAA        300         293,157
  Massachusetts Water Resource Authority,
   Gen Rev Ref Ser 1997D  08-01-24 ...................................     5.000        AAA        335         329,288
  New York City Municipal Water Finance Authority,
   Wtr & Swr Sys Rev Ref Ser 1997A  06-15-21 .........................     5.125        AAA        210         210,071
  San Jose Redevelopment Agency,
   Tax Alloc Merged Area Redevel Proj  08-01-26 ......................     5.000        AAA        520         516,131
                                                                                                          ------------
                                                                                                             1,636,347
                                                                                                          ------------
Oil & Gas (1.38%)
  Camuzzi Gas Pampeana S.A.,
   Bond (Argentina) 12-15-01 (Y) .....................................     9.250        BBB-       403         386,880
  Occidental Petroleum Corp.,
   Sr Deb  09-15-09 ..................................................    10.125        BBB        600         742,086
   Sr Note  11-15-08 .................................................     7.375        BBB        335         341,030
  Petroleos Mexicanos,
   Gtd Sr Note (Mexico) 12-02-08 (R) (Y) .............................     9.375        BB         210         206,850
  Petroleum Geo-Services,
   Sr Note (Norway) 03-30-08 (Y) .....................................     6.625        BBB        480         468,581
  R&B Falcon Corp.,
   Sr Note  12-15-08 (R) .............................................     9.500        BB+        305         304,619
                                                                                                          ------------
                                                                                                             2,450,046
                                                                                                          ------------
Paper & Paper Products (0.70%)
  Fort James Corp.,
   Sr Note  09-15-02 .................................................     6.500        BBB-       470         476,961
  S.D. Warren Co.,
   Sr Sub Note Ser B  12-15-04 .......................................    12.000        B+         707         767,095
                                                                                                          ------------
                                                                                                             1,244,056
                                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                                PAR VALUE
                                                                         INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                        RATE       RATING*    OMITTED)      VALUE
-------------------                                                        ----       -------    --------      -----
Real Estate Operations (0.18%)
  Security Capital Group, Inc.,
   Medium Term Note Ser A  11-15-03 ..................................     7.750%       BBB       $320        $319,968
                                                                                                          ------------
Real Estates Investment Trusts (0.70%)
  American Health Properties, Inc.,
   Note  01-15-07 ....................................................     7.500        BBB-       410         385,400
  Liberty Property L.P.,
   Med Term Note  06-05-02 ...........................................     6.600        BBB-       355         342,575
  TriNet Corporate Realty Trust, Inc.,
   Note  05-15-01 ....................................................     7.300        BBB-       500         502,295
                                                                                                          ------------
                                                                                                             1,230,270
                                                                                                          ------------
Retail (1.40%)
  Great Atlantic & Pacific Tea Co., Inc. (The),
   Note  04-15-07 ....................................................     7.750        BBB-       530         532,899
  Kroger Co. (The),
   Sr Note  07-15-06 .................................................     8.150        BBB-       270         301,676
  May Department Stores Co. (The),
   Deb  06-15-18 .....................................................    10.750        A          254         268,547
  Meyer (Fred), Inc.,
   Note  03-01-08 ....................................................     7.450        BB+        550         593,439
  Safeway, Inc.,
   Deb  01-15-09 .....................................................    13.500        BBB        474         505,165
   Note  11-15-01 ....................................................     5.875        BBB        280         280,322
                                                                                                          ------------
                                                                                                             2,482,048
                                                                                                          ------------
Steel (0.06%)
  Bayou Steel Corp.,
   1st Mtg Note  05-15-08 ............................................     9.500        B          110         103,400
                                                                                                          ------------
Telecommunications (3.41%)
  AXIA, Inc.,
   Sr Sub Note  07-15-08 .............................................    10.750        B-         190         192,375
  Call-Net Enterprises, Inc.,
   Sr Note (Canada) 08-15-08 (Y) .....................................     8.000        BB-        300         286,500
  Global Crossing Holdings Ltd.,
   Sr Note  05-15-08 .................................................     9.625        B          325         344,500
  GTE North, Inc.,
   Deb Ser H  11-15-08 ...............................................     5.650        AA-        315         318,465
  Hermes Europe Railtel BV,
   Sr Note (Belgium) 01-15-09 (R) (Y)++ ..............................    10.375        B          230         234,600
  Intermedia Communications, Inc.,
   Sr Note Ser B  01-15-08 ...........................................     8.500        B           60          57,000
   Sr Note Ser B  06-01-08 ...........................................     8.600        B          215         205,325
  IXC Communications, Inc.,
   Sr Sub Note  04-15-08 .............................................     9.000        CCC+       290         292,175
  McLeodUSA, Inc.,
   Sr Note  11-01-08 (R) .............................................     9.500        B+         355         376,300

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                                PAR VALUE
                                                                         INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                        RATE       RATING*    OMITTED)      VALUE
-------------------                                                        ----       -------    --------      -----
Telecommunications (continued)
  Metromedia Fiber Network, Inc.,
   Sr Note  11-15-08 (R) .............................................    10.000%       B         $375        $386,250
  MetroNet Communications Corp.,
   Sr Note (Canada) 08-15-07 (Y) .....................................    12.000        B          280         310,800
  Nextel Communications, Inc.,
   Sr Disc Note, Step Coupon (9.75%, 02-15-99)  08-15-04 .............      Zero        CCC+       642         622,740
  NEXTLINK Communications, Inc.,
   Sr Note  11-15-08 (R) .............................................    10.750        B          345         353,625
  NTL, Inc.,
   Sr Note  10-01-08 (R) .............................................    11.500        B-         560         621,600
  Qwest Communications International, Inc.,
   Sr Note  11-01-08 (R) .............................................     7.250        BB+        205         209,613
  WorldCom, Inc.,
   Note  08-15-01 ....................................................     6.125        BBB+       715         726,426
  Worldwide Fiber, Inc.,
   Sr Note (Canada) 12-15-05 (R) (Y) .................................    12.500        B-         485         487,425
                                                                                                          ------------
                                                                                                             6,025,719
                                                                                                          ------------
Textile (0.51%)
  Tropical Sportswear International Corp.,
   Sr Sub Note Ser A  06-15-08 .......................................    11.000        B-         345         363,113
  Unifi, Inc.,
   Note Ser B  02-01-08 ..............................................     6.500        A-         545         539,823
                                                                                                          ------------
                                                                                                               902,936
                                                                                                          ------------
Tobacco (0.47%)
  RJR Nabisco, Inc.,
   Note  12-01-02 ....................................................     8.625        BBB-       455         462,262
   Note  09-15-03 ....................................................     7.625        BBB-       375         365,430
                                                                                                          ------------
                                                                                                               827,692
                                                                                                          ------------
Transportation (4.45%)
  America West Airlines,
   Pass Thru Ctf Ser B  01-02-08 .....................................     6.930        A-         488         484,593
  Continental Airlines,
   Pass Thru Ctf Ser 96-C  10-15-13 ..................................     9.500        BBB+       477         529,868
  Continental Airlines, Inc.,
   Sr Note  12-15-05 .................................................     8.000        BB-        450         450,000
  Fine Air Services, Inc.,
   Sr Note  06-01-08 .................................................     9.875        B          440         396,000
  Humpuss Funding Corp.,
   Gtd Note (Indonesia) 12-15-09 (R) (Y) .............................     7.720        B3         506         336,447
  Northwest Airlines, Inc.,
   Note  03-15-04 ....................................................     8.375        BB         525         513,980
  Northwest Airlines 1996-1 Pass Thru Trusts,
   Pass Thru Ctf Ser 1996-1C  01-02-05 ...............................    10.150        BBB-       294         305,296
   Pass Thru Ctf Ser 1996-1D  01-02-15 ...............................     8.970        BBB-       389         419,349

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                                PAR VALUE
                                                                         INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                        RATE       RATING*    OMITTED)      VALUE
-------------------                                                        ----       -------    --------      -----
Transportation (continued)
  NWA Trust,
   Sr Note Ser A  12-21-12 ...........................................     9.250%       AA        $579        $704,069
  Primark Corp.,
   Sr Sub Note  12-15-08 (R) .........................................     9.250        B+         365         366,825
  Railcar Trust No. 1992-1,
   Pass Thru Ser 1992-1 Class A  06-01-04 ............................     7.750        AAA      1,286       1,356,140
  Scandinavian Airlines System,
   Deb (Sweden) 07-20-99 (Y) .........................................     9.125        A3         700         713,125
  U.S. Airways, Inc.,
   Pass Thru Ctf Ser 1990-A1  03-19-05 ...............................    11.200        BB         923       1,002,624
  Wisconsin Central Transportation Corp.,
   Note  04-15-08 ....................................................     6.625        BBB-       290         294,350
                                                                                                          ------------
                                                                                                             7,872,666
                                                                                                          ------------
Utilities (12.07%)
  AES Corp.,
   Sr Sub Note  07-15-06 .............................................    10.250        B+         695         750,600
   Sr Sub Note  08-15-07 .............................................     8.375        B+         405         409,050
  Avon Energy Partners Holdings,
   Note (United Kingdom) 03-04-08 (R) (Y) ............................     6.460        A-         320         324,608
  Beaver Valley Funding Corp.,
   Sec Lease Oblig Bond  06-01-17 ....................................     9.000        BB-        588         661,500
  British Telecom Finance, Inc.,
   Gtd Deb (United Kingdom) 02-15-19 (Y) .............................     9.625        AAA      1,120       1,178,027
  BVPS II Funding Corp.,
   Collateralized Lease Bond  06-01-17 ...............................     8.890        BB-        700         801,500
  Calpine Corp.,
   Sr Note  05-15-06 .................................................    10.500        BB-        465         502,200
  CE Casecnan Water & Energy Co., Inc.,
   Sr Note Ser A (Philippine Islands) 11-15-05 (Y) ...................    11.450        BB+        400         352,000
  Chugach Electric Association, Inc.,
   1st Mtg 1991 Ser A  03-15-22 ......................................     9.140        A        2,000       2,356,860
  Cleveland Electric Illuminating Co.,
   1st Mtg Ser B  05-15-05 ...........................................     9.500        BB+      1,205       1,319,475
  Connecticut Light & Power Co.,
   1st Ref Mtg Ser C 06-01-02 ........................................     7.750        BB+        215         223,024
   Note  06-05-03 (R) ................................................     8.590        NR         275         284,281
  EIP Funding-PNM,
   Sec Fac Bond  10-01-12 ............................................    10.250        Ba2        701         854,154
  GTE Corp.,
   Deb  11-01-20 .....................................................    10.250        A        1,500       1,686,315
  Hydro-Quebec,
   Gtd Deb (Canada) 02-01-03 (Y) .....................................     7.375        A+         750         798,510
   Gtd Bond (Canada) 02-01-21 (Y) ....................................     9.400        A+         500         680,785
   Gtd Bond (Canada) 01-15-22 (Y) ....................................     8.400        A+         340         422,946

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                                PAR VALUE
                                                                         INTEREST     CREDIT      (000s        MARKET
ISSUER, DESCRIPTION                                                        RATE       RATING*    OMITTED)      VALUE
-------------------                                                        ----       -------    --------      -----
Utilities (continued)
  Iberdrola International B.V.,
   Note (Spain) 10-01-02 (Y) .........................................     7.500%       AA-     $2,000      $2,133,680
  Long Island Lighting Co.,
   Deb  03-15-23 .....................................................     8.200        A-         640         710,400
  Midland Cogeneration Venture L.P.,
   Sec Deb Ser C-91  07-23-02 ........................................    10.330        BB-        763         809,194
  Midland Funding Corp. II,
   Deb Ser A  07-23-05 ...............................................    11.750        B          300         349,500
   Deb Ser B  07-23-06 ...............................................    13.250        B          225         288,232
  Monterrey Power S.A. de C.V.,
   Sr Sec Bond (Mexico) 11-15-09 (R) (Y) .............................     9.625        BB         155         119,350
  Niagara Mohawk Power Corp.,
   Sr Note Ser G  10-01-08 ...........................................     7.750        BB+        305         326,350
  North Atlantic Energy Corp.,
   1st Mtg Bond  06-01-02 ............................................     9.050        B+         555         576,639
  Northeast Utilities,
   Note Ser A  12-01-06 ..............................................     8.580        B+         114         121,225
  Puget Sound Energy Capital Trust I,
   Gtd Cap Security Ser B  06-01-27 ..................................     8.231        Baa2       370         392,936
  System Energy Resources, Inc.,
   1st Mtg  08-01-01 .................................................     7.710        BBB-       615         641,045
  U.S. West Capital Funding, Inc.,
   Co Gtd 07-15-28 ...................................................     6.875        A-         515         549,984
  Waterford 3 Funding Corp.,
   Sec Lease Obligation Bond  01-02-17 ...............................     8.090        BBB-       663         718,791
                                                                                                          ------------
                                                                                                            21,343,161
                                                                                                          ------------
                                                                TOTAL PUBLICLY TRADED BONDS
                                                                        (Cost $163,417,427)    (96.10%)    169,885,053
                                                                                              --------    ------------

                                                                                            NUMBER OF
                                                                                       SHARES OR WARRANTS
                                                                                       ------------------
PREFERRED STOCKS AND WARRANTS
  CSC Holdings, Inc., 11.125%, Ser M, Preferred Stock.................                           7,183         800,947
  Global Crossing Ltd., 10.50%, Payment-in-Kind, Preferred Stock  (R).                           4,650         451,050
  MetroNet Communications Corp., Warrant (Canada) (R) (Y).............                             530          27,295
                                                                                                          ------------
                                                        TOTAL PREFERRED STOCKS AND WARRANTS
                                                                          (Cost $1,296,704)     (0.72%)      1,279,292
                                                                                              --------    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Income Securities Trust

                                                                                               PAR VALUE
                                                                                    INTEREST     (000s        MARKET
ISSUER, DESCRIPTION                                                                   RATE      OMITTED)       VALUE
-------------------                                                                   ----      --------       -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.47%)
  Investment in a joint repurchase agreement transaction with
   SBC Warburg, Inc. - Dated 12-31-98, due 01-04-99
   (Secured by U.S. Treasury Bonds, 6.250% thru 9.125%
   due 05-15-18 thru 08-15-23) - Note A...............................                 4.75%      $835        $835,000
                                                                                                          ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.00%.................................................                                             375
                                                                                                          ------------
                                                               TOTAL SHORT-TERM INVESTMENTS     (0.47%)        835,375
                                                                                              --------    ------------
                                                                          TOTAL INVESTMENTS    (97.29%)    171,999,720
                                                                                              --------    ------------
                                                          OTHER ASSETS AND LIABILITIES, NET     (2.71%)      4,780,142
                                                                                              --------    ------------
                                                                           TOTAL NET ASSETS   (100.00%)   $176,779,862
                                                                                              ========    ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $22,477,282 or 12.71% of net assets as of December 31, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

++ This security having an aggregate value of $234,600 or 0.13% of the Fund's net assets, has been purchased as a forward commitment; that is, the Fund has agreed on trade date to take delivery of and make payment for such security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such security are fixed at trade date, although the Fund does not earn any interest on such security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $239,460 of United States Treasury Bond, 8.875%, 08-15-17, has been segregated to cover the forward commitment.

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

NR = Not rated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Income Securities Trust

NOTE A -
ACCOUNTING POLICIES

John Hancock Income Securities Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

   Effective June 1,1998, the Fund determines the net asset value of the Common Shares each business day at the close of regular trading.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $119,425 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforward expires as follows: December 31, 2004 -- $76,080, December 31, 2005 -- $35,925 and December 31, 2006 -- $7,420.
Additionally, net capital losses of $63,177 attributable to security transactions incurred after October 31,1998 are treated as arising on the first day (January 1,1999) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

   The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Income Securities Trust

variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

   At December 31, 1998, open positions in financial futures contracts were as follows:

                                                UNREALIZED
EXPIRATION  OPEN CONTRACT           POSITION   DEPRECIATION
----------  -------------           --------   ------------

MAR 99      2 U.S. TREASURY BOND      SHORT        $326
                                                   ====

   At December 31, 1998, the Fund has deposited in a segregated account $5,000 par value of U.S. Treasury Bond, 7.125% due 02-15-23, to cover margin requirements on open financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

   The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the year ended December 31, 1998.

NOTE B -
MANAGEMENT FEE AND
ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

   In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Income Securities Trust

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1998, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,225.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1998, aggregated $149,799,467 and $143,744,616, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $257,054,375 and $263,203,217, respectively.

   The cost of investments owned at December 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $165,953,601. Gross unrealized appreciation and depreciation of investments at December 31, 1998 aggregated $7,686,794 and $1,641,050, respectively, resulting in net unrealized appreciation of $6,045,744.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 1998, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments options and financial futures contracts of $1,923, an increase in undistributed net investment income of $2,466 and a decrease in capital paid-in of $543. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Income Securities Trust


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Income Securities Trust

We have audited the accompanying statement of assets and liabilities of John Hancock Income Securities Trust (the "Trust"), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Income Securities Trust at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                             /s/ Ernst & Young LLP

Boston, Massachusetts
February 8, 1999


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended December 31, 1998.

   1.12% of the distributions qualify for the dividends received deduction available to corporations.

   Shareholders will be mailed a 1998 U.S.Treasury Department Form 1099-DIV in January of 1999. This will reflect the total of all distributions which are taxable for the calendar year 1998.

================================================================================

                  John Hancock Funds - Income Securities Trust

DIVIDENDS AND DISTRIBUTIONS

During 1998, dividends from net investment income totaling $1.1350 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:

                                              INCOME
PAYMENT DATE                                 DIVIDEND
------------                                 --------
March 31, 1998                               $0.2950
June 30, 1998                                 0.2875
September 30, 1998                            0.2825
December 30, 1998                             0.2700

INVESTMENT OBJECTIVE AND POLICY

John Hancock Income Securities Trust is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange. Its investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. The Fund intends to engage in short-term trading, may issue a single class of senior securities not to exceed 331/3% of its net assets at market value, may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost and may lend its portfolio securities. The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

   The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Income Securities Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

   Any shareholder of record of John Hancock Income Securities Trust ("Income Securities") may elect to participate in the automatic Dividend Reinvestment Plan (the "Plan") and receive Income Securities' Common Shares in lieu of all or a portion of the cash dividends.

   Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

   Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

================================================================================

                  John Hancock Funds - Income Securities Trust

   The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Income Securities will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Income Securities' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Income Securities. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

   The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

   The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

   All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Income Securities Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.


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======================================NOTES=====================================

                  John Hancock Funds - Income Securities Trust



                                       27
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[LOGO] JOHN HANCOCK FUNDS                                   -------------------
       A Global Investment Management Firm                       Bulk Rate
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1-800-843-0090                                               S. Hackensack, NJ
INTERNET: www.jhancock.com/funds                              Permit No. 750
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